UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CITI TRENDS, INC.
(Name of Registrant as Specified in Its Charter)

MACELLUM ADVISORS GP, LLC MACELLUM SPV III, LP MACELLUM CAPITAL MANAGEMENT, LLC MACELLUM MANAGEMENT, LP MCM MANAGEMENT, LLC MCM MANAGERS, LLC JONATHAN DUSKIN PAUL METCALF
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Macellum Advisors GP, LLC, together with its affiliates (collectively, “Macellum”), has made a definitive filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and accompanying WHITE proxy card to be used to solicit votes for the election of its slate of highly-qualified director nominees to the Board of Directors of Citi Trends, Inc., a Delaware corporation (the “Company”), at the Company’s upcoming 2017 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof.

On April 10, 2017, Macellum launched a website, www.fixcititrends.com, dedicated to the election of its two highly qualified stockholder representatives, which contains Macellum’s publicly filed investor materials and certain other information.  Information not previously filed with the SEC and which appears on the website is being filed herein, including the draft settlement agreement prepared by the Company and delivered to Macellum, which demonstrates how the Board refused to commit to (and would only consider) the appointment of new directors to the Board and was unwilling to consider the resignation of even one incumbent director or the appointment of a direct stockholder representative to the Board.

Macellum
CAPITAL MANAGEMENT

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Citi Trends' Annual Meeting is on May 24, 2017

HOW TO VOTE FOR MACELLUM'S NOMINEES

Copyright © 2017 Macellum Capital Management

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Macellum
CAPITAL MANAGEMENT

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How to Vote

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How to Vote

Below are voting instructions for Citi Trends, Inc. stockholders:

We thank you for voting your WHITE proxy and for letting your voice be heard!

BENEFICIAL STOCKHOLDER

CLICK TO VOTE NOW

You are a BENEFICIAL STOCKHOLDER if you hold Citi Trends shares through a broker or bank.

There are three ways to vote:

1. Vote by Internet

- ✔ Please click HERE to vote via the Internet.
- ✔ Enter the 16-digit control number located on the right hand side of the enclosed **WHITE** voting instruction form.

2. Vote by Phone

- ✔ Call 1-800-454-8683
- ✔ Enter the 16-digit control number located on the right hand side of the enclosed **WHITE** voting instruction form.

3. Vote by Mail

- ✔ Vote, sign and date the **WHITE** voting instruction form and return it in the postage paid envelope provided.

Please vote each and every WHITE voting instruction form you receive

Please Vote **NOW** – All electronic voting must be completed by **11:59 PM Eastern Time on Tuesday, May 23, 2017.**

Even if you have already voted on the blue voting instruction form, a later dated **WHITE** voting instruction form or electronic or telephone vote will revoke your previously cast proxy.

Copyright © 2017 Macellum Capital Management

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Macellum
CAPITAL MANAGEMENT

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Contact

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Investors

saratoga

1 (212) 257-1311

1 (888) 368-0379

info@saratogaproxy.com

Copyright © 2017 Macellum Capital Management

Terms & Conditions

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ALSTON & BIRD DRAFT 3/8/17

CONFIDENTIAL

FOR DISCUSSION PURPOSES ONLY

SETTLEMENT AGREEMENT

SETTLEMENT AGREEMENT, dated [_____________], 2017 (this “Agreement”), by and among Citi Trends, Inc., a Delaware corporation (the “Company”), Macellum SPV III, LP, a Delaware limited partnership (“Macellum SPV”), Macellum Capital Management, LLC, a Delaware limited liability company (“Macellum Capital”), Macellum Advisors GP, LLC, a Delaware limited liability company (“Macellum GP”), Macellum Management, LP, a Delaware limited partnership (“Macellum Management”), MCM Management, LLC, a Delaware limited liability company (“MCM Management”), MCM Managers, LLC, a Delaware limited liability company (“MCM Managers”), and Jonathan Duskin. Macellum SPV, Macellum Capital, Macellum GP, Macellum Management, MCM Management, MCM Managers and Mr. Duskin are collectively, “Macellum” and each a “Macellum Party”).

RECITALS:

WHEREAS, as of the date hereof, Macellum beneficially owns in the aggregate 584,600 shares of the issued and outstanding common stock of the Company, par value $0.01 per share (“Common Stock”);

WHEREAS, by letter dated February 24, 2017, Macellum SPV provided notice to the Company in accordance with the Company’s bylaws (the “Stockholder Nomination”) of its intention to nominate certain individuals for election to the Company’s Board of Directors (the “Board”) at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”); and

WHEREAS, the Company and Macellum have agreed that it is in their mutual interests to enter into this Agreement to, among other things, set forth certain agreements concerning the Board and certain other matters as hereinafter described.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.      Board Matters.

CONFIDENTIAL

FOR DISCUSSION PURPOSES ONLY

(a)     Board Composition. Promptly following the date of this Agreement, the Board shall in good faith consider as promptly as reasonably practicable up to two directors to be nominated by the Board for election to the Board (hereinafter, each a “New Designee” and collectively the “New Designees”). The New Designees shall be selected at the Board’s sole discretion, upon the recommendation of the Company’s Nominating and Corporate Governance Committee (the “NCG Committee”), from a reasonable list of individuals provided by Macellum. The NCG Committee will consider in good faith and consistent with its fiduciary duties any individual recommended by Macellum that (i) has the requisite skill and experience to serve as a director of a publicly traded company, (ii) has business experience in such areas as would reasonably be expected to enhance the overall skills, experience and competence of the Board, (iii) is not prohibited or disqualified from serving as a director of the Company pursuant to the Company’s bylaws, corporate governance guidelines or any rule or regulation of the Securities and Exchange Commission (the “SEC”), NASDAQ or by applicable law, (iv) qualifies as an “independent director” under NASDAQ listing standards, (v) has not within the past five years had a business relationship with Macellum or the Company or any of their respective Affiliates and Associates (as such terms are defined in Section 12), and (vi) is otherwise reasonably acceptable to the NCG Committee. As part of this assessment process, each of the potential director candidates will be required to complete a director questionnaire and undergo a background check as well as provide the NCG Committee with any additional information regarding such potential candidate as it deems necessary. Any director candidate presented to the Board by the NCG Committee will be nominated by the Board as a New Designee only if approved by a majority of the entire Board. The Company will use its reasonable best efforts to complete all necessary steps sufficiently in advance of the mailing of the Company’s definitive proxy statement for the 2017 Annual Meeting (the “Initial Deadline”) such that the New Designees will be included in the proxy statement as nominees for election to the Board at the 2017 Annual Meeting; provided however, that if any New Designee is not approved by the Board for nomination by the Initial Deadline and therefore not included in such proxy statement, the Company and Macellum shall continue to follow the procedures of this Section 1(a) until up to two New Designees have either been elected or appointed to the Board. Any New Designee appointed by the Board after the Initial Deadline but prior to the 2018 Annual Meeting will be included in the Company’s proxy statement as a nominee for election to the Board at the 2018 Annual Meeting. The Board shall take all necessary action (including increasing the size of the Board) to seat any New Designee elected by the stockholders at the 2017 Annual Meeting or appointed by the Board after the Initial Deadline.

(b)     New Designees Class Designations and Rights. The first New Designee nominated by the Board for election to the Board or appointed to the Board, as applicable, shall serve as a Class I director and the second New Designee nominated by the Board for election to the Board or appointed to the Board, as applicable, shall serve as a Class III director, as solely recommended by the NCG Committee and approved by the Board. The New Designees shall have the same rights and benefits as any other Board members and shall be subject to the same duties, protections and policies of the Company that are applicable to all members of the Board. Furthermore, the New Designees shall be considered by the NCG Committee for inclusion on committees of the Board in good faith in a manner consistent with other members of the Board.

(c)     Board Representation Upon Reduction in Macellum Ownership. Notwithstanding anything to the contrary herein, at any time during the term hereof, if Macellum, together with all of its Affiliates, collectively beneficially own (i) less than 584,600 shares of Common Stock, but more than 450,000 shares of Common Stock, it will be entitled to representation on the Board of no more than one New Designee and (ii) 450,000 or fewer shares of Common Stock, it will not be entitled to any representation on the Board. Immediately upon Macellum’s beneficial ownership of Voting Securities (as such term is defined in Section 12) falling below the requisite thresholds set forth above, Macellum will so notify the Company and will cause the appropriate number of New Designees to promptly tender his or her resignation from the Board and any committee of the Board on which he or she sits (it being understood that it shall be in the Board’s sole discretion whether to accept or reject such resignation). If a New Designee is required to resign from the Board pursuant to subparts (i) or (ii) of the preceding sentence, Macellum will cause the New Designee designated as a Class III director to resign first.

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2.      Matters Related to the 2017 Annual Meeting and 2018 Annual Meeting.

(a)     2017 Annual Meeting. The Company will hold its 2017 Annual Meeting on May 24, 2017.

(b)     Withdrawal of Stockholder Nomination. Effective as of the execution of this Agreement, Macellum SPV hereby irrevocably withdraws the Stockholder Nomination and its director nominations in connection with the 2017 Annual Meeting. Each Macellum Party shall immediately cease, and shall cause all of their Affiliates and Associates to cease, any and all efforts, direct or indirect, in furtherance of the Stockholder Nomination and any related solicitation.

(c)     Macellum Voting. Each Macellum Party agrees to cause to be present for quorum purposes and to vote, and cause its respective Affiliates and Associates to vote, all Voting Securities that it is entitled to vote at the 2017 Annual Meeting in favor for all of the directors nominated by the Board for election at the 2017 Annual Meeting and provide evidence thereof, including if voting by proxy, to the Company within five days prior to the 2017 Annual Meeting. Unless the Macellum Parties are not subject to the standstill obligations pursuant to Section 4(b), each Macellum Party agrees to cause to be present for quorum purposes and to vote, and to cause its respective Affiliates and Associates to vote, all Voting Securities that it is entitled to vote at the 2018 Annual Meeting in favor for all of the directors nominated by the Board for election at the 2018 Annual Meeting and provide evidence thereof, including if voting by proxy, to the Company within five days prior to the 2018 Annual Meeting.

3.      Termination. This Agreement will remain in full force and effect and will be fully binding on the parties hereto in accordance with the provisions hereof until the completion of the 2018 Annual Meeting (the “Termination Date”). Section 16 and Section 17 will survive any termination of this Agreement.

4.      Standstill.

(a)     Standstill. Subject to Section 4(b), each Macellum Party agrees that during the period commencing on the date hereof and ending on the Termination Date, without the prior written consent of the Board specifically expressed in a written resolution adopted by a majority vote of the entire Board, it will not, and will cause each of its Affiliates, Associates, officers, agents and other Persons (as such term is defined in Section 12) acting on its behalf not to:

(i)         engage, or in any way participate, directly or indirectly, in any “solicitation” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of proxies or written consents (whether or not relating to the election or removal of directors), or otherwise become a “participant in a solicitation” (as such term is defined in Instruction 3 of Schedule 14A of Regulation 14A under the Exchange Act) in opposition to the recommendation or proposal of the Board, or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities; initiate, propose or otherwise “solicit” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) stockholders of the Company for the approval of shareholder proposals whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act or otherwise; induce or attempt to induce any other Person to initiate any such shareholder proposal; or otherwise communicate or seek to communicate with the Company’s stockholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act;

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(ii)        form, join or in any way participate in any “group” (within the meaning of Rule 13d-5 of Regulation 13D-G under the Exchange Act) with respect to any Voting Securities, other than a “group” that includes all or some lesser number of the Macellum Parties, but does not include any other members who are not currently identified as a Macellum Party;

(iii)       deposit any Voting Securities in any voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of any Voting Securities, except as expressly set forth in this Agreement;

(iv)       seek to have called, or cause to be called, any meeting of stockholders of the Company;

(v)        seek, propose, or make any statement with respect to, or solicit, negotiate with, or provide any information to any Person with respect to, a merger, consolidation, acquisition of control or other business combination, tender or exchange offer, purchase, sale or transfer of assets or securities, dissolution, liquidation, reorganization, change in capital structure, recapitalization, dividend, share repurchase or similar transaction involving the Company, its subsidiaries or its business, whether or not any such transaction involves a change of control of the Company

(vi)       institute any litigation against the Company, its directors or its officers or make any public demand to inspect the books and records of the Company, including pursuant to any statutory right that any Macellum Party may have (except any such litigation against the Company as may be necessary to enforce the terms of this Agreement);

(vii)      seek, alone or in concert with others, representation on the Board, except as specifically contemplated in this Agreement;

(viii)      vote for any nominee or nominees for election to the Board, other than those nominated or supported by the Board;

(ix)        except as specifically provided in Section 1, seek to place a representative or other Affiliate, Associate or nominee on the Board or seek the removal of any member of the Board, a change in the size, structure or composition of the Board, a change in executive officers of the Company or a change to the policies and procedures of the Company;

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(x)         make any public proposals for changes in or recommendations concerning the Company’s strategies, extraordinary or other transactions (including the ones listed in Section 4(a)(v)), the Board or management items, or other matters relating to the Company’s business;

(xi)        seek to advise, encourage, support or influence any Person with respect to the voting or disposition of any Voting Securities at any annual or special meeting of stockholders (other than such encouragement, support or influence that is consistent with Company’s management or the Board’s recommendation in connection with such matter);

(xii)       have any discussions or communications, or enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with, any other Person that engages, or offers or proposes to engage, in any of the foregoing;

(xiii)      acquire, offer or propose to acquire, or agree to acquire (except by way of stock dividends or other distributions or offerings made available to holders of Voting Securities generally on a pro rata basis, provided that any such securities so received will be subject to the provisions hereof), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other “group” (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise, any Voting Securities, or otherwise become the economic owner (as such term is defined in Section 12) of any such securities, if after giving effect to such acquisition it (by itself or together with any other Macellum Party, its respective Affiliates and Associates and any other Person with whom it, such other Macellum Party or any such Affiliate or Associate has any agreement, understanding or arrangement with respect to Voting Securities) would be the beneficial owner or economic owner of more than 10% of the Company’s outstanding Voting Securities. For the purposes of computing the beneficial ownership at the time of any purchase, the number of outstanding Voting Securities will be determined by the latest available Company filing with the SEC;

(xiv)      other than in sale transactions on NASDAQ or through a broker or dealer where the identity of the purchaser is not known, sell or agree to sell, directly or indirectly, through swap or hedging transactions or otherwise, any securities of the Company or any derivatives relating to securities of the Company to any third party that (A) has filed a Schedule 13D with respect to the Company, (B) has run (or publicly announced an intention to run) a proxy contest with respect to another company in the five years prior to such time or (C) will as a result of the transaction have beneficial ownership of more than 5% of any Voting Securities;

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(xv)       make any proposal (including publicly disclose or discuss any proposal) or enter into any discussion regarding any of the foregoing, or make any proposal, statement or inquiry, or disclose any intention, plan or arrangement (whether written or oral) inconsistent with the foregoing, or make or publicly disclose any request to amend, waive or terminate any provision of this Agreement;

(xvi)      make, or cause to be made, any statement or announcement that relates to and constitutes an ad hominem attack on, or relates to and otherwise disparages, the Company, its officers or its directors or any Person who has served as an officer or director of the Company on or following the date of this Agreement: (A) in any document or report filed with or furnished to the SEC or any other governmental agency, (B) in any press release or other publicly available format or (C) to any journalist or member of the media (including without limitation, in a television, radio, newspaper or magazine interview); or

(xvii)     take or cause or induce others to take any action inconsistent with any of the foregoing.

(b)     Release of Standstill Obligations. On or before February 17, 2018, the Company shall provide the Representative (as defined in Section 19) with a certificate setting forth the Company’s Adjusted EBITDA for fiscal year ended February 3, 2018, on an unaudited basis, which is comprised of earnings before interest, taxes, depreciation and amortization, as adjusted for asset impairment expense, a non-cash charge similar in certain respects to depreciation, and certain other unusual items (i.e., any expenses in connection with or related to the negotiation, execution and performance of this Agreement and the matters contemplated hereby) and as reported by the Company in its annual and quarterly reports filed with the SEC (the “2017 Adjusted EBITDA”). Each Macellum Party will be released from its standstill obligations set forth in Section 4(a) and its obligations under Section 9 on the date that is five days before the last date on which a stockholder of the Company may submit nominations for the Board in connection with the 2018 Annual Meeting, if the 2017 Adjusted EBITDA fails to exceed $40,000,000. Each Macellum Party acknowledges and agrees that the information provided to Macellum (through the Representative or otherwise) pursuant to this Section 4(b) may contain material, non-public information about the Company, and such Macellum Party hereby acknowledges and agrees that such Macellum Party and its Affiliates and Associates may not purchase or sell any securities of the Company while in possession of such information and such information must be kept strictly confidential until publicly disclosed or made available by the Company.

5.      Representations and Warranties of Macellum. Each Macellum Party represents and warrants as follows:

(a)     Each Macellum Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

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(b)     This Agreement has been duly and validly authorized, executed, and delivered by each Macellum Party, constitutes a valid and binding obligation and agreement of each Macellum Party, and is enforceable against each Macellum Party in accordance with its terms.

(c)     This Agreement will not result in a violation of any terms or conditions of any agreements to which such Macellum Party is a party or by which such each Macellum Party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such each Macellum Party.

(d)     No Macellum Party is a party to any agreement, arrangement or understanding with any Person with respect to the securities, management or control of the Company.

(e)     Macellum, together with its Affiliates and Associates, are beneficial owners and/or economic owners, directly or indirectly, of an aggregate of shares of Common Stock as set forth by beneficial owner and amount on Schedule A attached hereto and such shares of Common Stock constitute all of the Voting Securities of the Company owned by each Macellum Party and its respective Affiliates and Associates.

6.      Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a)     The Company has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b)     This Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms.

(c)     This Agreement will not result in a violation of any terms or conditions of any agreements to which the Company is a party or by which the Company may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting the Company.

7.      Confidentiality Obligations. Each Macellum Party acknowledges and agrees that he or it will not be entitled to greater access to management of the Company, request unreasonable access to management of the Company or obtain any confidential information regarding the Company by virtue of being a party to this Agreement. Furthermore, no Macellum Party will request or cause any New Designee to engage in any communication that would cause such New Designee to disclose or discuss any confidential information regarding the Company with such Macellum Party.

8.      Specific Performance. Each of Macellum, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages. It is accordingly agreed that Macellum, on the one hand, and the Company, on the other hand (the “Moving Party”), will each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.

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9.      Press Release. Immediately following the execution and delivery of this Agreement, the Company will issue the press release attached hereto as Exhibit A (the “Press Release”). None of the parties hereto will before the Termination Date make any public statements (including in any filing with the SEC or any other regulatory or governmental agency, including any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the Press Release issued pursuant to this Section 9. Following the date hereof, no Macellum Party, nor any of their respective Affiliates or Associates, will before the Termination Date issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Company, its management or the Board or the Company’s business without prior written consent of the Company, provided, however, that Macellum may make such filings as are required by law or as may be required by law per advice from its outside counsel.

10.      Expenses. Neither the Company, on the one hand, nor any Macellum Party, on the other hand, will be responsible for any fees or expenses of the other in connection with this Agreement.

11.      No Waiver. Any waiver by either the Representative (as defined in Section 18) or the Company of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of either the Representative or the Company to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

12.      Certain Definitions. As used in this Agreement, (a) the term “Person” will mean any individual, partnership, corporation, group, syndicate, trust, government or agency, or any other organization, entity or enterprise; (b) the terms “Affiliates” and “Associates” will have the meanings set forth in Rule 12b-2 under the Exchange Act and will include Persons who become Affiliates or Associates of any Person subsequent to the date hereof; (c) the term “Voting Securities” will mean any securities of the Company entitled, or which may be entitled, to vote in the election of directors, or securities convertible into or exercisable or exchangeable for such securities, whether or not subject to passage of time or other contingencies; (d) the terms “beneficial owner” and “beneficially own” have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act; and (e) the terms “economic owner” and “economically own” will have the same meanings as “beneficial owner” and “beneficially own,” except that a Person will also be deemed to economically own and to be the economic owner of (i) all shares of the Common Stock that such Person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional and (ii) all shares of Common Stock in which the Person has any economic interest, including, without limitation, pursuant to a cash-settled call option or other derivative security, contract or instruction in any way related to the price of shares of Common Stock.

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13.      Successors and Assigns. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

14.      Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

15.      Headings. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

16.      Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by email, when email is sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

If to the Company:	Citi Trends, Inc.
104 Coleman Boulevard
Savannah, Georgia 31408
Attn: Jason Mazzola, President and Chief Executive Officer
E-mail: jmazzola@cititrends.com

with a copy to:	Alston & Bird LLP
950 F. Street NW
Washington, DC 20004
Attn: Dennis O. Garris
E-mail: dennis.garris@alston.com

If to Macellum
or the Representative:	[_______________________]
[_______________________]
[_______________________]
Attention: [______________]
E-mail: [______________]

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with a copy to:	Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Steven Wolosky
E-mail: SWolosky@olshanlaw.com

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

17.      Forum and Governing Law. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (e) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

18.      Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but all of which together will constitute one and the same Agreement.

19.      Macellum Representative. Macellum hereby irrevocably appoints Jonathan Duskin as its attorney-in-fact and representative (the “Representative”), in its place and stead, to do any and all things and to execute any and all documents and give and receive any and all notices or instructions in connection with this Agreement. The Company will be entitled to rely, as being binding on Macellum, upon any action taken by the Representative or upon any document, notice, instruction or other writing given or executed by the Representative.

[The remainder of this page intentionally left blank]

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FOR DISCUSSION PURPOSES ONLY

IN WITNESS WHEREOF, each of the undersigned parties has executed or caused this Agreement to be executed or caused to be executed on its behalf on the date first above written.

CITI TRENDS, INC.

By
Name:	Jason Mazzola
Title:	President and Chief Executive Officer

Signature Page to Settlement Agreement

CONFIDENTIAL

FOR DISCUSSION PURPOSES ONLY

MACELLUM SPV III, LP

By:	Macellum Advisors GP, LLC,
its general partner

By:
Name:
Title:

MACELLUM CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

MACELLUM ADVISORS GP, LLC

By:
Name:
Title:

MACELLUM MANAGEMENT LP

By:	[_________________],
its general partner

By:
Name:
Title:

MCM MANAGEMENT, LLC

By:
Name:
Title:

MCM MANAGERS, LLC

By:
Name:
Title:

Jonathan Duskin

Signature Page to Settlement Agreement

CONFIDENTIAL

FOR DISCUSSION PURPOSES ONLY

Schedule A

Summary of Beneficial and Economic Ownership of

Shares of Common Stock of Citi Trends, Inc.

Owner	Beneficially Owned(1)	Economically Owned	Percent of Class
Macellum SPV III, LP
Macellum Capital Management, LLC
Macellum Advisors GP, LLC
Macellum Management, LP
MCM Management, LLC
MCM Managers, LLC
Jonathan Duskin

(1)	As a member of a “group” for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, each of the Persons in the table above may be deemed to beneficially own the [_____________] shares of Common Stock owned collectively by all members of the Section 13(d) group. Each of the Persons above disclaims beneficial ownership of such shares of Common Stock owned by the other members of the Section 13(d) group except to the extent of his or its pecuniary interest therein.

CONFIDENTIAL

FOR DISCUSSION PURPOSES ONLY

Exhibit A

Press Release